Exhibit 99.2

Third Quarter Fiscal 2012
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2012

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

January 31, 2012

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Physical Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of January 31, 2012	24

Growth and Strategy
Fiscal 2012 Acquisition Summary	25
Fiscal 2012 Development Summary	26

Definitions	27

Company Background and Highlights
Third Quarter Fiscal 2012

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the third quarter of fiscal year 2012, the Company closed on its acquisition of a 36-unit multi-family residential property in Isanti, Minnesota, on approximately 1.7 acres of land, and an adjoining 4.9 acre parcel of vacant land, for a purchase price of approximately $3.5 million, of which $3.0 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $495,000. This property is located next to the Company’s existing 36-unit Evergreen Apartments in Isanti, Minnesota. Also during the third quarter of fiscal year 2012, the Company substantially completed construction of an additional approximately 28 assisted living units and 16 memory care units at its existing Meadow Wind senior housing facility in Casper, Wyoming. The Company estimates that construction costs for this expansion project will total approximately $4.7 million. As of January 31, 2012, the Company had incurred approximately $3.8 million of these project costs. The Company had no dispositions of real estate in the third quarter of fiscal year 2012.

The Company’s revenues in the third quarter of fiscal year 2012 continued to be affected by decreased occupancy levels in its commercial office segment, in comparison with the year-earlier period. Despite some signs of economic recovery and renewed commercial leasing interest, the Company believes the continued elevated vacancy in its commercial office segment reflects continuing challenging and uncertain economic conditions in certain of the Company’s markets. IRET’s multi-family residential portfolio continued to improve in occupancy and real estate revenue compared to the year-earlier period, although physical occupancy declined slightly in the third quarter of fiscal year 2012 compared to the immediately preceding quarter, due to lower leasing activity in the winter months

The Company has a currently-effective shelf registration statement under which it has registered common and preferred shares of beneficial interest with an aggregate public offering price of up to $150.0 million. On January 20, 2012, the Company entered into a continuous equity offering program under this shelf registration statement with BMO Capital Markets Corp. (“BMO”) as sales agent, pursuant to which the Company may from time to time offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $100 million. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET.  During the third quarter of fiscal year 2012, IRET issued approximately 366,000 common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $2.7 million.  During the third quarter of fiscal year 2011, IRET sold no shares under its previous continuous equity offering program with Robert W. Baird & Co., Incorporated as sales agent.  The shelf registration statement under which the Company had reserved shares for issuance under this previous continuous equity offering program expired at the end of its three-year life during the second quarter of fiscal year 2012.

As we have previously reported, Minot, North Dakota, where our corporate headquarters is located, experienced significant flooding in June 2011, resulting in extensive damage to our Arrowhead Shopping Center and Chateau Apartments. Costs related to clean-up, redevelopment and loss of rents are being reimbursed to the Company by its insurance carrier, less the Company’s deductible of $200,000 under the policy.  As of January 31, 2012, the Company had received $5.3 million of insurance proceeds for clean-up costs and re-development and approximately $246,000 reimbursement for business interruption (loss of rents); additional reimbursement for business interruption in an amount totaling $328,000 is expected to be added back as income to the extent that insurance proceeds are received and gain contingencies are resolved, in accordance with U.S. GAAP. Arrowhead Shopping Center is currently in various stages of re-leasing.  One of the two buildings of the Chateau Apartments property is expected to be available for leasing in the first quarter of fiscal year 2013. The other building, which had been undergoing restoration work following the flood, was destroyed by fire subsequent to the end of the third quarter of fiscal year 2012, on February 22, 2012.  The Company expects to rebuild the destroyed building but has no firm estimates at this time for costs or expected completion date of such rebuilding. The property is insured and the Company expects its losses to be covered under the insurance policy, subject to a deductible of $200,000. The Company is currently unable to estimate whether and to what extent there may be a gain or loss on involuntary conversion due to this fire.  In regard to the Arrowhead Shopping Center property, the Company currently estimates that a gain on involuntary conversion of approximately $1.7 million will be reported in a future quarter, once all flood-related costs have been reimbursed; however, this amount is an estimate only and is subject to revision as reimbursements are received and recognized.

In the third quarter of fiscal year 2012, IRET paid its 163rd consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on January 16, 2012. Subsequent to the end of the second quarter of fiscal year 2012, the Company declared a quarterly distribution of $0.1300 per share and unit payable on April 2, 2012 to shareholder and unitholders of record on March 19, 2012. The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company’s Series A preferred shares, payable April 2, 2012 to preferred shareholders of record on March 19, 2012.

As of January 31, 2012, IRET owns a diversified portfolio of 265 properties consisting of 81 multi-family residential properties, 68 commercial office properties, 65 commercial medical properties (including senior housing), 19 commercial industrial properties and 32 commercial retail properties.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of January 31, 2012)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	265
Total Square Feet
(commercial properties)	12.3 million
Total Units
(multi-family residential properties)	8,921
Common Shares Outstanding (thousands)	85,744
Limited Partnership Units Outstanding (thousands)	19,596
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	7.0%
Total Capitalization (see p. 13 for detail)	$1.8 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman
John D. Stewart	Trustee, Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda Hall Keller	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	3rd Quarter Fiscal Year 2012	2nd Quarter Fiscal Year 2012	1st Quarter Fiscal Year 2012	4th Quarter Fiscal Year 2011	3rd Quarter Fiscal Year 2011
High Closing Price	$7.64	$8.12	$9.69	$9.54	$9.26
Low Closing Price	$6.89	$6.92	$8.07	$8.92	$8.74
Average Closing Price	$7.27	$7.46	$8.87	$9.24	$8.99
Closing Price at end of quarter	$7.42	$7.41	$8.13	$9.41	$8.94
Common Share Distributions—annualized	$0.520	$0.520	$0.686	$0.686	$0.686
Closing Dividend Yield - annualized	7.0%	7.0%	8.4%	7.3%	7.7%
Closing common shares outstanding (thousands)	85,744	83,682	81,259	80,523	79,846
Closing limited partnership units outstanding (thousands)	19,596	19,534	19,958	20,068	20,047
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$781,623	$764,831	$822,894	$946,561	$893,043

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2011Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2012 Acquisition

Evergreen II Apartments 403 - 8th Avenue NE Isanti, MN 55040

Investment Cost by Segment – Third Quarter Fiscal 2012

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
7.0%
Commercial Industrial
6.4%
Multi-Family
Residential
27.7%
Commercial
Medical
26.5%
Commercial Office
32.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
ASSETS
Real estate investments
Property owned	$1,861,321	$1,844,654	$1,777,485	$1,770,798	$1,763,585
Less accumulated depreciation	(364,190)	(351,174)	(339,293)	(328,952)	(319,235)
	1,497,131	1,493,480	1,438,192	1,441,846	1,444,350
Development in progress	22,281	14,124	12,697	9,693	4,231
Unimproved land	6,390	6,558	6,550	6,550	7,470
Mortgage loans receivable, net of allowance	0	155	156	156	157
Total real estate investments	1,525,802	1,514,317	1,457,595	1,458,245	1,456,208
Other assets
Cash and cash equivalents	35,502	32,697	37,307	41,191	30,907
Marketable securities – available-for-sale	633	628	627	625	325
Receivable arising from straight-lining of rents, net of allowance	21,965	20,905	19,331	18,933	18,656
Accounts receivable, net of allowance	3,977	8,243	7,935	5,646	8,864
Real estate deposits	578	451	458	329	254
Prepaid and other assets	4,107	1,718	1,997	2,351	2,852
Intangible assets, net of accumulated amortization	49,055	50,322	48,108	49,832	51,543
Tax, insurance, and other escrow	11,427	11,315	15,198	15,268	18,467
Property and equipment, net of accumulated depreciation	1,464	1,986	1,687	1,704	1,332
Goodwill	1,120	1,127	1,127	1,127	1,127
Deferred charges and leasing costs, net of accumulated amortization	22,014	21,255	20,304	20,112	19,737
TOTAL ASSETS	$1,677,644	$1,664,964	$1,611,674	$1,615,363	$1,610,272

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$43,439	$39,002	$34,547	$37,879	$35,633
Revolving lines of credit	49,000	47,000	34,000	30,000	10,000
Mortgages payable	1,038,717	1,039,625	1,002,962	993,803	998,929
Other	6,326	1,164	6,369	8,404	8,423
TOTAL LIABILITIES	1,137,482	1,126,791	1,077,878	1,070,086	1,052,985

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	0	1,005	1,263	987	1,237
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	657,304	643,022	627,722	621,936	616,701
Accumulated distributions in excess of net income	(269,942)	(260,535)	(250,585)	(237,563)	(223,684)
Total Investors Real Estate Trust shareholders’ equity	414,679	409,804	404,454	411,690	420,334
Noncontrolling interests – Operating Partnership	114,852	116,550	119,382	123,627	126,335
Noncontrolling interests – consolidated real estate entities	10,631	10,814	8,697	8,973	9,381
Total equity	540,162	537,168	532,533	544,290	556,050
TOTAL LIABILITIES AND EQUITY	$1,677,644	$1,664,964	$1,611,674	$1,615,363	$1,610,272

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	1/31/2012	01/31/2011	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
Real estate revenue	$181,282	$178,118	$61,023	$60,688	$59,571	$59,067	$60,146
Real estate expenses	75,525	75,644	24,849	25,791	24,885	26,266	27,033
Net operating income	105,757	102,474	36,174	34,897	34,686	32,801	33,113
Depreciation/amortization	(45,105)	(43,551)	(15,262)	(14,953)	(14,890)	(14,937)	(14,581)
Administrative expenses, advisory and trustee services	(5,944)	(5,537)	(1,659)	(2,104)	(2,181)	(1,685)	(1,850)
Other expenses	(1,509)	(1,357)	(359)	(835)	(315)	(417)	(441)
Impairment of real estate investments	(135)	0	(135)	0	0	0	0
Interest	(48,756)	(48,335)	(16,533)	(16,317)	(15,906)	(15,606)	(15,868)
Interest and other income	661	411	295	213	153	130	107
Income from continuing operations	4,969	4,105	2,521	901	1,547	286	480
Income from discontinued operations	616	19,936	0	590	26	24	14,108
Net income	$5,585	$24,041	$2,521	$1,491	$1,573	$310	$14,588

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(723)	(4,485)	(351)	(194)	(178)	36	(2,793)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(29)	82	(43)	(12)	26	98	38
Net income attributable to Investors Real Estate Trust	4,833	19,638	2,127	1,285	1,421	444	11,833
Dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,054	$17,859	$1,534	$692	$828	$(149)	$11,240

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.03	$.03	$.02	$.00	$.01	$(.01)	$.00
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.01	.20	.00	.01	.00	.00	.14
Net income (loss) per common share – basic & diluted	$.04	$.23	$.02	$.01	$.01	$(.01)	$.14

Percentage of Revenues
Real estate expenses	41.7%	42.5%	40.7%	42.5%	41.8%	44.5%	44.9%
Depreciation/amortization	24.9%	24.5%	25.0%	24.6%	25.0%	25.3%	24.2%
General and administrative	3.3%	3.1%	2.7%	3.5%	3.7%	2.9%	3.1%
Interest	26.9%	27.1%	27.1%	26.9%	26.7%	26.4%	26.4%
Net income	3.1%	13.5%	4.1%	2.5%	2.6%	0.5%	24.3%

Ratios
EBITDA(1)/Interest expense	2.03	x	1.99	x	2.07	x	1.97	x	2.03	x	1.98	x	1.97	x
EBITDA/Interest expense plus preferred distributions	1.96	x	1.92	x	2.00	x	1.90	x	1.96	x	1.91	x	1.90	x

(1)	See Definitions on page 27. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	01/31/2012	01/31/2011	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$4,833	$19,638	$2,127	$1,285	$1,421	$444	$11,833
Less dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	3,054	17,859	1,534	692	828	(149)	11,240
Adjustments:
Noncontrolling interests – Operating Partnership	723	4,485	351	194	178	(36)	2,793
Depreciation and amortization	44,892	44,525	15,179	14,890	14,823	14,877	14,577
Impairment of real estate investments	135	0	135	0	0	0	0
Gain on depreciable property sales	(589)	(19,365)	0	(589)	0	0	(13,961)
Funds from operations applicable to common shares and Units	$48,215	$47,504	$17,199	$15,187	$15,829	$14,692	$14,649

FFO per share and unit - basic and diluted	$0.47	$0.48	$0.16	$0.15	$0.16	$0.15	$0.14
Weighted average shares and units	102,176	98,311	103,935	101,669	100,844	100,239	99,355

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	01/31/2012	01/31/2011	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$4,833	$19,638	$2,127	$1,285	$1,421	$444	$11,833
Adjustments:
Noncontrolling interests – Operating Partnership	723	4,485	351	194	178	(36)	2,793
Income before noncontrolling interests – Operating Partnership	5,556	24,123	2,478	1,479	1,599	408	14,626
Add:
Interest	48,776	49,827	16,533	16,318	15,925	15,626	15,719
Depreciation/amortization related to real estate investments	42,718	42,745	14,359	14,193	14,166	14,246	13,943
Amortization related to non-real estate investments	2,395	1,982	903	758	734	701	689
Amortization related to real estate revenues(2)	111	97	31	29	51	56	44
Less:
Interest income	(115)	(199)	(25)	(37)	(53)	(65)	(75)
Gain on sale of real estate, land and other investments	(589)	(19,365)	0	(589)	0	0	(13,961)
EBITDA	$98,852	$99,210	$34,279	$32,151	$32,422	$30,972	$30,985

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2012	$5,961	$0	$5,961	5.80%	0.6%
2013	21,682	0	21,682	5.76%	2.1%
2014	41,459	744	42,203	6.12%	4.1%
2015	76,543	9,750	86,293	5.62%	8.3%
2016	72,745	25	72,770	5.91%	7.0%
2017	187,621	0	187,621	6.15%	18.0%
2018	83,344	0	83,344	5.79%	8.0%
2019	100,551	0	100,551	6.08%	9.7%
2020	117,432	0	117,432	5.86%	11.3%
2021	125,966	0	125,966	5.44%	12.1%
Thereafter	194,894	0	194,894	5.70%	18.8%
Total maturities	$1,028,198	$10,519	$1,038,717	5.84%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
Balances Outstanding
Mortgage
Fixed rate	$1,028,198	$1,033,550	$996,256	$992,276	$997,332
Variable rate	10,519	6,075	6,706	1,527	1,597
Mortgage total	1,038,717	1,039,625	1,002,962	993,803	998,929

Weighted Average Interest Rates
Secured	5.84%	5.86%	5.90%	5.92%	6.05%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2012

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Multi-Family Residential
Monticello Village - Monticello, MN	3/1/2013	$0	$2,975	$0	$0	$0	$2,975
Quarry Ridge - Rochester, MN	10/1/2013	0	0	11,943	0	0	11,943
East Park - Sioux Falls, SD	12/1/2013	0	0	1,505	0	0	1,505
Sycamore Village - Sioux Falls, SD	12/1/2013	0	0	847	0	0	847
Candlelight - Fargo, ND	3/1/2014	0	0	1,284	0	0	1,284
Evergreen II - Isanti, MN	11/1/2014	0	0	0	2,194	0	2,194
Summary of Debt due after Fiscal 2015		0	0	0	0	280,383	280,383
Sub-Total Multi-Family Residential		$0	$2,975	$15,579	$2,194	$280,383	$301,131

Commercial Office
Wirth Corporate Center - Golden Valley, MN (2)	4/1/2012	$3,584	$0	$0	$0	$0	$3,584
Great Plains - Fargo, ND	10/1/2013	0	0	2,253	0	0	2,253
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	2,579	0	0	2,579
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	1,338	0	0	1,338
Viromed - Eden Prairie, MN	4/1/2014	0	0	698	0	0	698
TCA Building - Eagan, MN	5/1/2014	0	0	0	7,646	0	7,646
Brenwood - Hennepin County, MN	7/15/2014	0	0	0	5,250	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	0	1,766	0	1,766
Plymouth IV - Plymouth, MN	8/8/2014	0	0	0	3,257	0	3,257
Plymouth V - Plymouth, MN	8/8/2014	0	0	0	3,806	0	3,806
Plaza VII - Boise, ID	9/1/2014	0	0	0	1,066	0	1,066
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	3,451	0	3,451
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	10,352	0	10,352
Northgate I - Maple Grove, MN	12/10/2014	0	0	0	5,381	0	5,381
Plymouth I - Plymouth, MN	12/10/2014	0	0	0	1,206	0	1,206
Plymouth II - Plymouth, MN	12/10/2014	0	0	0	1,206	0	1,206
Plymouth III - Plymouth, MN	12/10/2014	0	0	0	1,484	0	1,484
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	0	641	0	641
West River Business Park - Waite Park, MN	1/1/2015	0	0	0	641	0	641
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	0	8,488	0	8,488
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	0	8,248	0	8,248
Summary of Debt due after Fiscal 2015		0	0	0	0	280,006	280,006
Sub-Total Commercial Office		$3,584	$0	$6,868	$63,889	$280,006	$354,347
Commercial Medical
Georgetown Square - Grand Chute, WI	5/1/2012	$0	$2,186	$0	$0	$0	$2,186
High Pointe Health Campus - Lake Elmo, MN (2)	12/1/2013	0	0	1,677	0	0	1,677
Edgewood Vista - Billings, MT	12/10/2014	0	0	0	1,983	0	1,983
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	0	3,020	0	3,020
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	0	1,136	0	1,136
Summary of Debt due after Fiscal 2015		0	0	0	0	267,472	267,472
Sub-Total Commercial Medical		$0	$2,186	$1,677	$6,139	$267,472	$277,474

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2012 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Commercial Industrial
Minnetonka 13600 County Road 62 - Minnetonka, MN (3)	2/27/2012	$2,377	$0	$0	$0	$0	$2,377
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	7,097	0	0	0	7,097
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	3,814	0	0	0	3,814
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	5,610	0	0	0	5,610
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	1,135	0	0	1,135
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	2,349	0	0	2,349
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	2,763	0	0	2,763
Stone Container - Roseville, MN	7/14/2014	0	0	0	4,500	0	4,500
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	0	2,224	0	2,224
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	0	1,510	0	1,510
Winsted Industrial Building	9/30/2014	0	0	0	398	0	398
Summary of Debt due after Fiscal 2015		0	0	0		23,308	23,308
Sub-Total Commercial Industrial		$2,377	$16,521	$6,247	$8,632	$23,308	$57,085

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$0	$414	$0	$0	$414
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	330	0	0	330
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	3,242	0	0	3,242
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	1,357	0	0	1,357
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	4,338	0	0	4,338
Pine City C-Store - Pine City, MN	4/20/2014	0	0	301	0	0	301
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	1,851	0	0	1,851
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	0	2,593	0	2,593
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	0	842	0	842
Fargo Express Center - Fargo, ND	10/1/2014	0	0	0	1,004	0	1,004
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	0	999	0	999
Summary of Debt due after Fiscal 2015		0	0	0		31,409	31,409
Sub-Total Commercial Retail		$0	$0	$11,833	$5,438	$31,409	$48,680

Total		$5,961	$21,682	$42,204	$86,292	$882,578	$1,038,717

*
Mortgage debt does not include the Company’s multi-bank line of credit.  The line of credit has a maturity date of August 11, 2013; as of January 31, 2012, the Company had borrowings of $49,000,000 outstanding under this line.

(1)	Totals are principal balances as of January 31, 2012.
(2)	A loan commitment has been approved for the refinance of this loan in the fourth quarter.
(3)	This loan was renewed on February 27, 2012.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
Equity Capitalization
Common shares outstanding	85,744	83,682	81,259	80,523	79,846
Operating partnership (OP) units outstanding	19,596	19,534	19,958	20,068	20,047
Total common shares and OP units outstanding	105,340	103,216	101,217	100,591	99,893
Market price per common share (closing price at end of period)	$7.42	$7.41	$8.13	$9.41	$8.94
Equity capitalization-common shares and OP units	$781,623	$764,831	$822,894	$946,561	$893,043
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$808,940	$792,148	$850,211	$973,878	$920,360

Debt Capitalization
Total mortgage debt	$1,038,717	$1,039,625	$1,002,962	$993,803	$998,929
Total capitalization	$1,847,657	$1,831,773	$1,853,173	$1,967,681	$1,919,289

Total debt to total capitalization	0.56:1	0.57:1	0.54:1	0.51:1	0.52:1

	Six Months Ended				Three Months Ended
	01/31/2012		01/31/2011		01/31/2012		10/31/2011		07/31/2011		04/30/2011		01/31/2011
Earnings to fixed charges(1)	1.10	x	1.08	x	1.14	x	1.05	x	1.09	x	1.02	x	1.03	x
Earnings to combined fixed charges and preferred distributions(1)	1.06	x	1.05	x	1.10	x	1.02	x	1.05	x	0.99	x	0.99	x
Debt service coverage ratio(1)	1.41	x	1.40	x	1.43	x	1.37	x	1.41	x	1.37	x	1.37	x

Distribution Data
Common shares and units outstanding at record date	103,761		99,213		103,761		101,439		100,725		100,101		99,213
Total common distribution paid	$43,947		$50,497		$13,486		$13,186		$17,275		$17,167		$17,015
Common distribution per share and unit	$.4315		$.5145		$.1300		$.1300		$.1715		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	91.8%		107.2%		81.3%		86.7%		107.2%		114.3%		122.5%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended January 31,			Nine Months Ended January 31,
Segment	2012	2011	% Change	2012	2011	% Change
Multi-Family Residential	$9,772	$7,981	22.4%	$28,127	$24,349	15.5%
Commercial Office	9,670	9,719	(0.5%)	28,673	31,648	(9.4%)
Commercial Medical	10,037	10,621	(5.5%)	30,834	32,358	(4.7%)
Commercial Industrial	2,409	2,033	18.5%	7,093	6,514	8.9%
Commercial Retail	2,149	1,973	8.9%	6,227	6,539	(4.8%)
	$34,037	$32,327	5.3%	$100,954	$101,408	(0.4%)

(1)	As of January 31, 2012, stabilized properties excluded:

Multi-Family Residential -
North Pointe II, Bismarck, ND, Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD,  Regency Park Estates, St Cloud, MN and Evergreen II, Isanti, MN.

Total number of units, 325 Occupancy % for January 31, 2012 is 86.2%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for January 31, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for January31, 2012 is 99.6%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for January 31, 2012 is 100.0%.

As of January 31, 2011, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for January 31, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND .
Total square footage, 137,848. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for January 31, 2011 is 84.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,047	$18,237	$15,172	$3,486	$3,296	$0	$58,238
Non-Stabilized	789	304	1,437	110	145	0	2,785
Total	18,836	18,541	16,609	3,596	3,441	0	61,023

Real estate expenses
Stabilized(1)	8,275	8,567	5,135	1,077	1,147	0	24,201
Non-Stabilized	393	128	85	1	41	0	648
Total	8,668	8,695	5,220	1,078	1,188	0	24,849

Stabilized(1)	9,772	9,670	10,037	2,409	2,149	0	34,037
Non-Stabilized	396	176	1,352	109	104	0	2,137
Net operating income	$10,168	$9,846	$11,389	$2,518	$2,253	$0	$36,174

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,649)	$(5,242)	$(4,351)	$(1,016)	$(898)	$(106)	$(15,262)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,659)	(1,659)
Other expenses	0	0	0	0	0	(359)	(359)
Impairment of real estate investments					(135)	0	(135)
Interest expense	(4,544)	(5,388)	(4,211)	(910)	(737)	(743)	(16,533)
Interest and other income	0	0	0	0	0	295	295
Net income (loss)	1,975	(784)	2,827	592	483	(2,572)	2,521
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(351)	(351)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(43)	(43)
Net income (loss) attributable to Investors Real Estate Trust	1,975	(784)	2,827	592	483	(2,966)	2,127
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,975	$(784)	$2,827	$592	$483	$(3,559)	$1,534

(1)	As of January 31, 2012, stabilized properties excluded:

Multi-Family Residential -
North Pointe II, Bismarck, ND, Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD,  Regency Park Estates, St Cloud, MN and Evergreen II, Isanti, MN.

Total number of units, 325 Occupancy % for January 31, 2012 is 86.2%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for January 31, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for January31, 2012 is 99.6%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for January 31, 2012 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,884	$19,181	$16,524	$3,239	$3,484	$0	$59,312
Non-Stabilized	0	162	469	110	93	0	834
Total	16,884	19,343	16,993	3,349	3,577	0	60,146

Real estate expenses
Stabilized(1)	8,903	9,462	5,903	1,206	1,511	0	26,985
Non-Stabilized	0	45	(9)	(3)	15	0	48
Total	8,903	9,507	5,894	1,203	1,526	0	27,033

Net Operating Income (NOI)
Stabilized(1)	7,981	9,719	10,621	2,033	1,973	0	32,327
Non-Stabilized	0	117	478	113	78	0	786
Net operating income	$7,981	$9,836	$11,099	$2,146	$2,051	$0	$33,113

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,390)	$(5,323)	$(4,025)	$(914)	$(836)	$(93)	$(14,581)
Administrative, advisory and trustee services	0	0	0	0	0	(1,850)	(1,850)
Other expenses	0	0	0	0	0	(441)	(441)
Interest expense	(4,265)	(5,379)	(4,218)	(993)	(794)	(219)	(15,868)
Interest and other income	0	0	0	0	0	107	107
Income (loss) from continuing operations	326	(866)	2,856	239	421	(2,496)	480
Income from discontinued operations	13,348	0	0	737	23	0	14,108
Net income (loss)	13,674	(866)	2,856	976	444	(2,496)	14,588
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(2,793)	(2,793)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	38	38
Net income (loss) attributable to Investors Real Estate Trust	13,674	(866)	2,856	976	444	(5,251)	11,833
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$13,674	$(866)	$2,856	$976	$444	$(5,844)	$11,240

(1)	As of January 31, 2011, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for January 31, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND .
Total square footage, 137,848. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for January 31, 2011 is 84.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$53,194	$54,731	$47,361	$10,266	$9,513	$0	$175,065
Non-Stabilized	1,505	992	2,938	331	451	0	6,217
Total	54,699	55,723	50,299	10,597	9,964	0	181,282

Real estate expenses
Stabilized(1)	25,067	26,058	16,527	3,173	3,286	0	74,111
Non-Stabilized	724	393	182	5	110	0	1,414
Total	25,791	26,451	16,709	3,178	3,396	0	75,525

Net Operating Income (NOI)
Stabilized(1)	28,127	28,673	30,834	7,093	6,227	0	100,954
Non-Stabilized	781	599	2,756	326	341	0	4,803
Net operating income	$28,908	$29,272	$33,590	$7,419	$6,568	$0	$105,757

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,744)	$(15,753)	$(12,865)	$(2,822)	$(2,616)	$(305)	$(45,105)
Administrative, advisory and trustee services	0	0	0	0	0	(5,944)	(5,944)
Other expenses	0	0	0	0	0	(1,509)	(1,509)
Impairment of real estate investments					(135)	0	(135)
Interest expense	(13,554)	(15,986)	(12,289)	(2,754)	(2,310)	(1,863)	(48,756)
Interest and other income	0	0	0	0	0	661	661
Income (loss) from continuing operations	4,610	(2,467)	8,436	1,843	1,507	(8,960)	4,969
Income from discontinued operations	0	0	0	0	616	0	616
Net income (loss)	4,610	(2,467)	8,436	1,843	2,123	(8,960)	5,585
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(723)	(723)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(29)	(29)
Net income (loss) attributable to Investors Real Estate Trust	4,610	(2,467)	8,436	1,843	2,123	(9,712)	4,833
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,610	$(2,467)	$8,436	$1,843	$2,123	$(11,491)	$3,054

(1)	As of January 31, 2012, stabilized properties excluded:

Multi-Family Residential -
North Pointe II, Bismarck, ND, Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD,  Regency Park Estates, St Cloud, MN and Evergreen II, Isanti, MN.

Total number of units, 325 Occupancy % for January 31, 2012 is 86.2%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for January 31, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for January31, 2012 is 99.6%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for January 31, 2012 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$49,596	$58,673	$48,888	$9,633	$10,153	$0	$176,943
Non-Stabilized	0	166	659	257	93	0	1,175
Total	49,596	58,839	49,547	9,890	10,246	0	178,118

Real estate expenses
Stabilized(1)	25,247	27,025	16,530	3,119	3,614	0	75,535
Non-Stabilized	0	57	33	4	15	0	109
Total	25,247	27,082	16,563	3,123	3,629	0	75,644

Net Operating Income (NOI)
Stabilized(1)	24,349	31,648	32,358	6,514	6,539	0	101,408
Non-Stabilized	0	109	626	253	78	0	1,066
Net operating income	$24,349	$31,757	$32,984	$6,767	$6,617	$0	$102,474

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,116)	$(16,317)	$(11,857)	$(2,680)	$(2,298)	$(283)	$(43,551)
Administrative, advisory and trustee services	0	0	0	0	0	(5,537)	(5,537)
Other expenses	0	0	0	0	0	(1,357)	(1,357)
Interest expense	(12,824)	(16,511)	(13,038)	(2,994)	(2,392)	(576)	(48,335)
Interest and other income	0	0	0	0	0	411	411
Income (loss) from continuing operations	1,409	(1,071)	8,089	1,093	1,927	(7,342)	4,105
Income (loss) from discontinued operations	19,224	0	(8)	726	(6)	0	19,936
Net income (loss)	20,633	(1,071)	8,081	1,819	1,921	(7,342)	24,041
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(4,485)	(4,485)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	82	82
Net income (loss) attributable to Investors Real Estate Trust	20,633	(1,071)	8,081	1,819	1,921	(11,745)	19,638
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$20,633	$(1,071)	$8,081	$1,819	$1,921	$(13,524)	$17,859

(1)	As of January 31, 2011, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for January 31, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND .
Total square footage, 137,848. Occupancy % for January 31, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for January 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for January 31, 2011 is 84.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
3rd Quarter Fiscal 2012 vs. 3rd Quarter Fiscal 2011

Segments	Stabilized Properties		All Properties
	3rd Quarter	3rd Quarter	3rd Quarter	3rd Quarter
	Fiscal 2012	Fiscal 2011	Fiscal 2012	Fiscal 2011
Multi-Family Residential	93.5%	91.1%	93.2%	91.1%
Commercial Office	77.6%	79.8%	77.9%	80.1%
Commercial Medical	93.8%	95.8%	94.5%	96.1%
Commercial Industrial	94.4%	81.4%	94.5%	81.7%
Commercial Retail	87.0%	81.9%	87.5%	82.0%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
3rd Quarter Fiscal 2012
3rd Quarter Fiscal 2011

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and nine months ended January 31, 2012

	Three Months Ended January 31, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	41,381	24,775	66,156	193,272	(127,116)
Commercial Medical	30,174	19,371	49,545	58,651	(9,106)
Commercial Industrial	103,148	132,806	235,954	326,914	(90,960)
Commercial Retail	47,910	24,485	72,395	35,363	37,032
Total All Segments	222,613	201,437	424,050	614,200	(190,150)

Weighted Average Rental Rates(3)
Commercial Office	$11.78	$13.86	$12.56	$12.90	$(0.34)	(2.6%)
Commercial Medical	16.52	19.66	17.75	21.66	(3.91)	(18.1%)
Commercial Industrial	3.15	2.72	2.91	2.63	0.28	10.6%
Commercial Retail	6.76	8.95	7.50	7.69	(0.19)	(2.5%)
Total All Segments	$7.34	$6.47	$6.93	$7.97	$(1.04)	(13.0%)

	Nine Months Ended January 31, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	189,739	302,938	492,677	675,327	(182,650)
Commercial Medical	235,092	40,867	275,959	98,442	177,517
Commercial Industrial	103,148	526,576	629,724	340,784	288,940
Commercial Retail	83,020	68,616	151,636	202,667	(51,031)
Total All Segments	610,999	938,997	1,549,996	1,317,220	232,776

Weighted Average Rental Rates(3)
Commercial Office	$10.73	$14.89	$13.29	$12.69	$0.60	4.7%
Commercial Medical	19.17	18.26	19.04	20.49	(1.45)	(7.1%)
Commercial Industrial	3.15	3.51	3.45	2.64	0.81	30.7%
Commercial Retail	7.87	12.25	9.85	5.84	4.01	68.7%
Total All Segments	$12.31	$8.46	$9.98	$9.62	$0.36	3.7%

	Three Months Ended January 31, 2012			Nine Months Ended January 31, 2012
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	3.4	4.4	3.8	4.3	3.6	3.9
Commercial Medical	5.9	3.4	4.5	7.7	4.3	6.3
Commercial Industrial	0.9	1.8	1.4	0.9	3.8	3.0
Commercial Retail	4.2	3.4	3.7	5.0	4.1	4.5
Total All Segments	3.8	3.4	3.6	5.4	3.9	4.6

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITTMENTS
for the three and nine months ended January 31, 2012

	3rd Quarter Fiscal 2012 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$131,861	$341,060	$472,921	$2,106,069	$1,526,518	$3,632,587
Commercial Medical	1,203,315	171,109	1,374,424	1,961,705	353,754	2,315,459
Commercial Industrial	50,000	0	50,000	50,000	349,071	399,071
Commercial Retail	216,440	0	216,440	505,653	18,846	524,499
Subtotal	$1,601,616	$512,169	$2,113,785	$4,623,427	$2,248,189	$6,871,616

Tenant Improvements per square foot
Commercial Office	$3.19	$13.77	$7.15	$11.10	$5.04	$7.37
Commercial Medical	39.88	8.83	27.74	8.34	8.66	8.39
Commercial Industrial	0.48	0.00	0.21	0.48	0.66	0.63
Commercial Retail	4.52	0.00	2.99	6.09	0.27	3.46
All Segments	$7.19	$2.54	$4.98	$7.57	$2.39	$4.43

Leasing Costs
Commercial Office	$176,476	$194,059	$370,535	$1,788,303	$1,676,058	$3,464,361
Commercial Medical	338,636	36,802	375,438	616,317	139,984	756,301
Commercial Industrial	25,973	15,667	41,640	25,973	430,772	456,745
Commercial Retail	177,484	13,555	191,039	256,323	46,419	302,742
Subtotal	$718,569	$260,083	$978,652	$2,686,916	$2,293,233	$4,980,149

Leasing Costs per square foot
Commercial Office	$4.26	$7.83	$5.60	$9.43	$5.53	$7.03
Commercial Medical	11.22	1.90	7.58	2.62	3.43	2.74
Commercial Industrial	0.25	0.12	0.18	0.25	0.82	0.73
Commercial Retail	3.70	0.55	2.64	3.09	0.68	2.00
All Segments	$3.23	$1.29	$2.31	$4.40	$2.44	$3.21

Tenant Improvements and Leasing Costs
Commercial Office	$308,337	$535,119	$843,456	$3,894,372	$3,202,576	$7,096,948
Commercial Medical	1,541,951	207,911	1,749,862	2,578,022	493,738	3,071,760
Commercial Industrial	75,973	15,667	91,640	75,973	779,843	855,816
Commercial Retail	393,924	13,555	407,479	761,976	65,265	827,241
Total	$2,320,185	$772,252	$3,092,437	$7,310,343	$4,541,422	$11,851,765

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$7.45	$21.60	$12.75	$20.52	$10.57	$14.40
Commercial Medical	51.10	10.73	35.32	10.97	12.08	11.13
Commercial Industrial	0.74	0.12	0.39	0.74	1.48	1.36
Commercial Retail	8.22	0.55	5.63	9.18	0.95	5.46
All Segments	$10.42	$3.83	$7.29	$11.96	$4.84	$7.65

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	01/31/2012	10/31/2011	07/31/2011	04/30/2011	01/31/2011
Number of Units	8,921	8,885	8,664	8,661	8,593
Average Investment Per Unit
Stabilized	$56,955	$56,479	$56,093	$55,922	$55,866
Non-Stabilized	79,111	72,974	62,078	61,947	0
	$57,762	$56,926	$56,140	$55,969	$55,866

Average Scheduled Rent(1) per Unit
Stabilized	$712	$707	$701	$698	$697
Non-Stabilized	827	962	715	567	0
	$716	$714	$701	$697	$697

Total Receipts per Unit
Stabilized	$701	$697	$675	$665	$655
Non-Stabilized	809	790	726	538	0
	$705	$696	$675	$664	$655

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$153	$212	$230	$144	$146
Non-Stabilized	215	123	113	105	0
	$156	$209	$229	$144	$146

Physical Occupancy%
Stabilized	93.5%	94.8%	91.5%	92.8%	91.1%
Non-Stabilized	86.2%	89.6%	94.1%	89.7%	0.0%
	93.2%	94.6%	91.5%	92.8%	91.1%

Operating Expenses as a % of Scheduled Rent
Stabilized	45.4%	47.0%	46.3%	49.4%	49.7%
Non-Stabilized	48.9%	36.7%	52.4%	47.4%	0.0%
Total	45.6%	46.6%	46.3%	49.4%	49.7%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2012

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	100	12.4%	1,450,585	13.5%
St. Lukes Hospital of Duluth, Inc.	6	48	3.5%	198,775	1.9%
Fairview Health Services	9	76	3.4%	239,806	2.2%
Applied Underwriters	3	61	2.2%	141,724	1.3%
Affiliates of Siemens USA	2	32	1.6%	142,017	1.3%
HealthEast Care System	1	85	1.6%	114,316	1.1%
Affiliates of Hewlett Packard (NASDAQ: HPQ)	2	5	1.4%	376,480	3.5%
Microsoft (NASDAQ: MSFT)	1	19	1.4%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	46	1.3%	406,397	3.8%
Nebraska Orthopedic Hospital	1	206	1.3%	61,758	0.6%
Total/Weighted Average		80	30.2%	3,253,898	30.3%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of January 31, 2012

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2012	13	86,797	2.3%	$1,740,728	$20.06	3.2%
2013	49	543,220	14.2%	7,407,262	13.64	13.7%
2014	52	613,019	16.0%	8,021,050	13.08	14.9%
2015	66	476,444	12.4%	6,503,392	13.65	12.0%
2016	38	558,651	14.6%	8,776,424	15.71	16.2%
2017 and thereafter	69	1,550,753	40.5%	21,646,438	13.96	40.0%
	287	3,828,884	100.0%	$54,095,294	$14.13	100.0%

Commercial Medical
2012	3	5,656	0.2%	$116,028	$20.51	0.2%
2013	24	120,643	4.4%	2,740,060	22.71	6.0%
2014	23	395,211	14.4%	6,846,330	17.32	14.9%
2015	16	61,201	2.2%	1,456,358	23.80	3.2%
2016	24	175,113	6.4%	3,569,252	20.38	7.8%
2017 and thereafter	96	1,989,242	72.4%	31,210,389	15.69	67.9%
	186	2,747,066	100.0%	$45,938,417	$16.72	100.0%

Commercial Industrial
2012	1	281,648	11.1%	$718,202	$2.55	7.5%
2013	4	45,217	1.8%	161,463	3.57	1.7%
2014	9	307,759	12.1%	1,130,738	3.67	11.7%
2015	6	344,493	13.5%	1,365,251	3.96	14.2%
2016	8	784,327	30.8%	3,156,903	4.02	32.8%
2017 and thereafter	11	780,498	30.7%	3,085,121	3.95	32.1%
	39	2,543,942	100.0%	$9,617,678	$3.78	100.0%

Commercial Retail
2012	10	84,814	7.2%	$405,504	$4.78	4.5%
2013	35	107,014	9.0%	877,269	8.20	9.8%
2014	39	222,988	18.9%	1,322,161	5.93	14.8%
2015	32	288,499	24.4%	1,840,251	6.38	20.5%
2016	20	91,511	7.7%	1,079,537	11.80	12.0%
2017 and thereafter	40	387,664	32.8%	3,438,540	8.87	38.4%
	176	1,182,490	100.0%	$8,963,262	$7.58	100.0%

Commercial Total
2012	27	458,915	4.5%	$2,980,462	$6.49	2.5%
2013	112	816,094	7.9%	11,186,054	13.71	9.4%
2014	123	1,538,977	14.9%	17,320,279	11.25	14.6%
2015	120	1,170,637	11.4%	11,165,252	9.54	9.4%
2016	90	1,609,602	15.6%	16,582,116	10.30	14.0%
2017 and thereafter	216	4,708,157	45.7%	59,380,488	12.61	50.1%
	688	10,302,382	100.0%	$118,614,651	$11.51	100.0%

*	Annualized Base Rent is monthly scheduled rent as of January 31, 2012 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 ACQUISITION SUMMARY
as of January 31, 2012
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	January 31, 2012 Leased Percentage	Acquisition Cost

Buffalo Mall Theater(1)	Jamestown, ND	Commercial Retail	June 15, 2011	19,037	100.0%	100.0%	$822
Regency Park Estates	St Cloud, MN	Multi-Family Residential	August 1, 2011	147	85.0%	78.9%	10,900
Spring Creek American Falls	American Falls, ID	Commercial Medical	September 1, 2011	17,273	100.0%	100.0%	4,070
Spring Creek Soda Springs	Soda Springs, ID	Commercial Medical	September 1, 2011	15,571	100.0%	100.0%	2,230
Spring Creek Eagle	Eagle, ID	Commercial Medical	September 1, 2011	15,559	100.0%	100.0%	4,100
Spring Creek Meridian	Meridian, ID	Commercial Medical	September 1, 2011	31,820	100.0%	100.0%	7,250
Spring Creek Overland	Boise, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	6,725
Spring Creek Boise	Boise, ID	Commercial Medical	September 1, 2011	16,311	100.0%	100.0%	5,075
Spring Creek Ustick	Meridian, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	4,300
Meadow Wind Land	Casper, WY	Unimproved Land	September 1, 2011	na	na	na	50
Minot IPS	Minot, ND	Unimproved Land	September 7, 2011	na	na	na	416
Trinity at Plaza 16(2)	Minot, ND	Commercial Medical	September 23, 2011	24,795	100.0%	100.0%	5,562
Cottage West Twin Homes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	50	98.0%	94.0%	4,730
Gables Townhomes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	24	87.5%	87.5%	2,270
Edina 6525 Drew Avenue S	Edina, MN	Commercial Medical	October 13, 2011	3,431	76.4%	60.3%	505
Evergreen II	Isanti, MN	Multi-Family Residential	November 1, 2011	36		94.4%	3,475
Meadow Winds Addition(3)	Casper, WY	Commercial Medical	December 30, 2011	22,193	100.0%	100.0%	3,840
			Total Square Feet	219,200			$66,320
			Total Units	257

(1)	Construction project placed in service June 15, 2011. Additional costs paid in fiscal year 2011 totaled $1.4 million, for a total project cost at January 31, 2012 of $2.3 million.
(2)	Development property placed in service September 23, 2011. Additional costs paid in fiscal year 2011 totaled $3.3 million, for a total project cost at January 31, 2012 of $8.8 million.
(3)	Expansion project placed in service December 30, 2011

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 DEVELOPMENT SUMMARY
as of January 31, 2012
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	0%	2,900	330	2nd Quarter Fiscal 2013
Spring Wind - Laramie, WY	29 assisted living units and 16 memory care units	0%	3,800	1,445	1st Quarter Fiscal 2013
Industrial-Office Build-to-Suit - Minot, ND	28,000 sf. commercial industrial building	100%	5,799	1,024	2nd Quarter Fiscal 2013
Quarry Ridge II Apartments - Rochester, MN	159 unit apartment building	0%	18,275	9,087	2nd Quarter Fiscal 2013
Williston Garden Apartments - Williston, ND(1)	144unit apartment building	0%	19,500	8,561	1st Quarter Fiscal 2013
Other		na	na	1,834	na
		Total	$50,274	$22,281

(1)	The Company is a 60% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.

Definitions

January 31, 2012

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, NAREIT recently clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital expenditures typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy